SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 22, 1999

                     REPUBLIC BANKING CORPORATION OF FLORIDA
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

     0-23643                                                   59-1318959
   (COMMISSION                                              (I.R.S. EMPLOYER
   FILE NUMBER)                                          IDENTIFICATION NUMBER)

              2800 PONCE DE LEON BLVD., CORAL GABLES, FLORIDA 33134
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 774-5197

Item 5. Other Events.

         On February 22, 1999 Republic Banking Corporation of Florida (the "Registrant") announced that it had entered into a definitive agreement (the "Agreement" ) to merge with Union Planters Bank, N.A. ("Union Planters"). Under the terms of the Agreement, shareholders of the Registrant will receive $19.25 per share of common stock in cash following consummation of the merger. The transaction is valued in the aggregate at approximately $412 million. Consummation of the transaction contemplated under the Agreement is subject to customary conditions, including the receipt of all required regulatory approvals. The transaction is expected to be completed at mid year 1999.

In connection with the execution of the Agreement, the Registrant and Union Planters entered into a termination fee agreement providing for the payment of a fee to Union Planters under certain circumstances and the directors and the majority shareholders of the Registrant, including Rebank Netherlands Antilles, N.V., entered into agreements with Union Planters agreeing to vote their shares of the Registrant's common stock in favor of the transaction.

The foregoing summary description of the Agreement and the transaction contemplated thereby is qualified in its entirety by reference to the full text of the Agreement and the press release issued on February 22, 1999 jointly by the Registrant and Union Planters, copies of which are attached as Exhibit 2 and 99 respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits

                  The Exhibits to this Report are the following:

                  Exhibit  2. Agreement and Plan of Reorganization by and
                              Between Union Planters Bank, National Association and Republic Banking Corportion of Florida with Exhibits.

                  Exhibit 99. Joint Press Release of Union Planters Bank,
                              National Association and Registrant dated February 22, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Republic Banking Corporation of Florida

         Date: March 1, 1999            By:/s/ BERNARDO M. ARGUDIN
                                        ---------------------------------------
                                        Vice President and
                                        Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------

Exhibit 2. Agreement and Plan of Reorganization by and Between Union Planters Bank, National Association and Republic Banking Corporation of Florida with Exhibits.

Exhibit 99. Joint Press Release of Union Planters Bank, National Association and Registrant dated February 22, 1999.